UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016 (October 25, 2016)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

11 West 42nd Street

New York, New York 10036

(Address of registrant's principal executive office)

Registrant's telephone number, including area code: (212) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

This Current Report on Form 8-K includes as an exhibit a press release, dated October 25, 2016, reporting the financial results of CIT Group Inc. (the “Company”) as of and for the quarter ended September 30, 2016. The press release is attached as Exhibit 99.1. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table to the press release. The information furnished under this Item 2.02, including Exhibit 99.1, shall be considered filed for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

In addition, this Form 8-K includes a copy of the Company’s presentation to analysts and investors of its Third Quarter 2016 Financial Results for the quarter ended September 30, 2016, which is attached as Exhibit 99.2. The information included in Exhibit 99.2 shall not be considered filed for purposes of the Exchange Act. The Company also provides supplementary financial information on its website, which is not incorporated by reference in this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by CIT Group Inc. on October 25, 2016 reporting its financial results as of and for the quarter ended September 30, 2016.
99.2	Presentation by CIT Group Inc. on October 25, 2016 regarding its Third Quarter 2016 Financial Results.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this Form 8-K, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, (i) the risk that Bohai Capital Holding Co. Ltd. shareholders do not approve the acquisition of CIT Commercial Air by Avalon Holdings Limited (the “Transaction”) or that CIT does not receive or satisfy regulatory or other approvals and conditions on a timely basis or approvals are subject to conditions that are not anticipated, (ii) the risk that modifications to the terms of the Transaction may be required in order to obtain or satisfy such approvals or conditions, (iii) the risk that the Transaction does not close or that there are changes in the anticipated timing for closing the Transaction, (iv) the risk that there are difficulties, delays or unexpected costs in separating Commercial Air from CIT or in implementing the Transaction, (v) the risk of business disruption during the pendency of or following the Transaction, including diversion of management time, (vi) the risk that CIT is unsuccessful in implementing its Amended Capital Plan on the timing and terms contemplated, (vii) the risk that CIT is unsuccessful in implementing its strategy and business plan, (viii) the risk that CIT is unable to react to and address key business and regulatory issues, (ix) the risk that CIT is unable to achieve the projected revenue growth from its new business initiatives or the projected expense reductions from efficiency improvements, and (x) the risk that CIT becomes subject to liquidity constraints and higher funding costs. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Form 8-K. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By:	/s/ E. Carol Hayles

E. Carol Hayles
Executive Vice President & Chief Financial Officer

Dated: October 25, 2016

3